                                                                  Exhibit 99.10
           ---------------------------------------------------------------------
                                                        Monthly Operating Report

           ------------------------------------------
           CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS
           ------------------------------------------

           ------------------------------------------
           CASE NUMBER: 400-42069-BJH                   02/13/95, RWD, 2/96
           ------------------------------------------

           ------------------------------------------
           JUDGE: Barbara J. Houser
           ------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


           IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

           RESPONSIBLE  PARTY:

           /s/ Drew Keith                                          Chief Financial Officer
           -------------------------------------------        ----------------------------------
           ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

           Drew Keith                                                    10/19/2001
           -------------------------------------------        ----------------------------------
           PRINTED NAME OF RESPONSIBLE PARTY                                DATE

           PREPARER:

           /s/ Jessica L. Wilson                                   Chief Accounting Officer
           -------------------------------------------        ----------------------------------
           ORIGINAL SIGNATURE OF PREPARER                                 TITLE

           Jessica L. Wilson                                              10/19/2001
           -------------------------------------------        ----------------------------------
           PRINTED NAME OF PREPARER                                          DATE


        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.                       ACCRUAL BASIS-1
  ----------------------------------------------------

  ----------------------------------------------------
  CASE NUMBER: 400-42069-BJH                            02/13/95, RWD, 2/96
  ----------------------------------------------------


  ----------------------------------------------------

  COMPARATIVE BALANCE SHEET

  --------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE            MONTH               MONTH               MONTH
                                                          ------------------------------------------------------------
  ASSETS                                         AMOUNT            July 2001         August 2001        September 2001
  --------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                                       $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                         $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                           $        0         $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                               $   20,742         $   20,742            $   20,742
  --------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                               $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                        $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                        $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                  $   39,149         $      194         $      194            $      194
  --------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                 $   39,149         $   20,936         $   20,936            $   20,936
  --------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                             $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                            $        0         $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                       $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                              $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                                     $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                         $   39,149         $   20,936         $   20,936            $   20,936
  --------------------------------------------------------------------------------------------------------------------
  POSTPETITION  LIABILITIES
  --------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                        $        0         $        0            $      250
  --------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                           $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                           $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                       $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                            $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                     $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                             $        0         $        0            $      250
  --------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                            $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                                           $        0         $        0            $        0
  --------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                                            ($16,740)          ($16,740)             ($16,740)
  --------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                              0                  0                     0
  --------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES        $        0           ($16,740)          ($16,740)             ($16,740)
  --------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                    $        0           ($16,740)          ($16,740)             ($16,740)
  --------------------------------------------------------------------------------------------------------------------
  EQUITY
  --------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                              $   38,956         $   38,956            $   38,956
  --------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                           ($1,280)           ($1,280)              ($1,530)
  --------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  --------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                         $        0         $   37,676         $   37,676            $   37,426
  --------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                       $        0         $   20,936         $   20,936            $   20,936
  --------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

        -----------------------------------------------
        CASE  NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-2
        -----------------------------------------------

        -----------------------------------------------
        CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96
        -----------------------------------------------

        -----------------------------------------------
        INCOME STATEMENT
        -----------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                      MONTH              MONTH                 MONTH                QUARTER
                                                 ------------------------------------------------------------
        REVENUES                                    July 2001         August 2001          September 2001            TOTAL
        ------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                 $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                      $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                    $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                       $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                   $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                       $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                   $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                 $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                            $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                       $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                   $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                            $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                       $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                               $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)               $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)              $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                               $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                       $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                   $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                            $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                    $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                              $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                              $0                $0                  $250                  $250
        ------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                            $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                  $0                $0                  $250                  $250
        ------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                     $0                $0                  $  0                  $  0
        ------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                              $0                $0                 ($250)                ($250)
        ------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                                                       Monthly Operating Report

        ---------------------------------------------
        CASE  NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-3
        ---------------------------------------------

        ---------------------------------------------
        ---------------------------------------------
        CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96
        ---------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        CASH  RECEIPTS  AND                          MONTH                   MONTH                   MONTH            QUARTER
                                                   ---------------------------------------------------------------
        DISBURSEMENTS                              July 2001              August 2001            September 2001        TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING  OF  MONTH                    $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        RECEIPTS  FROM  OPERATIONS
        ---------------------------------------------------------------------------------------------------------------------------
        2.     CASH  SALES                                    $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        COLLECTION  OF  ACCOUNTS  RECEIVABLE
        ---------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                    $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                   $0                      $0                      $0                $0
         ---------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL  OPERATING  RECEIPTS                     $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ---------------------------------------------------------------------------------------------------------------------------
        6.     LOANS  &  ADVANCES  (ATTACH  LIST)             $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        7.     SALE  OF  ASSETS                               $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        8.     OTHER  (ATTACH  LIST)                          $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL  NON-OPERATING  RECEIPTS                 $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL  RECEIPTS                                $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL  CASH  AVAILABLE                         $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        OPERATING  DISBURSEMENTS
        ---------------------------------------------------------------------------------------------------------------------------
        12.    NET  PAYROLL                                   $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                             $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        14.    SALES,  USE  &  OTHER  TAXES  PAID             $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                      $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                      $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                      $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY  PURCHASES                           $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE  EXPENSES                              $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                         $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                  $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS  &  MAINTENANCE                        $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                       $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                    $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        25.    OTHER  (ATTACH  LIST)                          $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL  OPERATING  DISBURSEMENTS                $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION  EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL  FEES                             $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        28.    U.S.  TRUSTEE  FEES                            $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        29.    OTHER  (ATTACH  LIST)                          $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL  REORGANIZATION  EXPENSES                $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL  DISBURSEMENTS                           $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        32.    NET  CASH  FLOW                                $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                            $0                      $0                      $0                $0
        ---------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ----------------------------------------------
    CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-4
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
    ----------------------------------------------


    ----------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE              MONTH            MONTH              MONTH
                                                                 ---------------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                     AMOUNT             July 2001        August 2001       September 2001
    ----------------------------------------------------------------------------------------------------------------------
    1.  0-30                                                       $         0          $       0         $        0
    ----------------------------------------------------------------------------------------------------------------------
    2.  31-60                                                      $         0          $       0         $        0
    ----------------------------------------------------------------------------------------------------------------------
    3.  61-90                                                      $         0          $       0         $        0
    ----------------------------------------------------------------------------------------------------------------------
    4.  91+                                                        $    20,742          $  20,742         $   20,742
    ----------------------------------------------------------------------------------------------------------------------
    5.  TOTAL ACCOUNTS RECEIVABLE                    $  0          $    20,742          $  20,742         $   20,742
    ----------------------------------------------------------------------------------------------------------------------
    6.  AMOUNT CONSIDERED UNCOLLECTIBLE                            $         0          $       0         $        0
    ----------------------------------------------------------------------------------------------------------------------
    7.  ACCOUNT RECEIVABLE (NET)                     $  0          $    20,742          $  20,742         $   20,742
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH: September 2001
                                                                                         ---------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                                       0-30         31-60            61-90               91+
    TAXES PAYABLE                      DAYS          DAYS             DAYS              DAYS                 TOTAL
    ----------------------------------------------------------------------------------------------------------------------
    1.  FEDERAL                        $  0          $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    2.  STATE                          $  0          $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    3.  LOCAL                          $  0          $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    4.  OTHER (ATTACH LIST)            $  0          $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  TAXES  PAYABLE          $  0          $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
    6.  ACCOUNTS  PAYABLE              $250          $   0            $  0              $  0                 $250
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------

    STATUS OF POSTPETITION TAXES                                                   MONTH: September 2001
                                                                                         ---------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING          AMOUNT                                  ENDING
                                                      TAX          WITHHELD AND/        AMOUNT                  TAX
    FEDERAL                                        LIABILITY*       OR ACCRUED           PAID               LIABILITY
    ----------------------------------------------------------------------------------------------------------------------
    1.  WITHHOLDING**                                 $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    2.  FICA-EMPLOYEE**                               $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    3.  FICA-EMPLOYER**                               $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    4.  UNEMPLOYMENT                                  $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    5.  INCOME                                        $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    6.  OTHER (ATTACH LIST)                           $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    7.  TOTAL FEDERAL TAXES                           $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    ----------------------------------------------------------------------------------------------------------------------
    8.  WITHHOLDING                                   $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    9.  SALES                                         $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    10. EXCISE                                        $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    11. UNEMPLOYMENT                                  $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    12. REAL PROPERTY                                 $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    13. PERSONAL PROPERTY                             $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    14. OTHER (ATTACH LIST)                           $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    15. TOTAL STATE & LOCAL                           $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------
    16. TOTAL TAXES                                   $   0            $  0              $  0                 $  0
    ----------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      ----------------------------------------
      CASE  NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-5
      ----------------------------------------

      ----------------------------------------
      CASE  NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96
      ----------------------------------------


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                               MONTH:  September 2001
                                                       -------------------------
        ------------------------------------
        BANK  RECONCILIATIONS
                                             Account #1         Account #2      Account #3
        ---------------------------------------------------------------------------------------------------------
        A.      BANK:                           N/A
        -----------------------------------------------------------------------------------
        B.      ACCOUNT NUMBER:                 N/A                                                TOTAL
        -----------------------------------------------------------------------------------
        C.      PURPOSE (TYPE):                 N/A
        ---------------------------------------------------------------------------------------------------------
        1.  BALANCE PER BANK STATEMENT               $0
        ---------------------------------------------------------------------------------------------------------
        2.  ADD: TOTAL DEPOSITS NOT CREDITED         $0
        ---------------------------------------------------------------------------------------------------------
        3.  SUBTRACT: OUTSTANDING CHECKS             $0
        ---------------------------------------------------------------------------------------------------------
        4.  OTHER RECONCILING ITEMS                  $0
        ---------------------------------------------------------------------------------------------------------
        5.  MONTH END BALANCE PER BOOKS              $0                 $0             $0              $0
        ---------------------------------------------------------------------------------------------------------
        6.  NUMBER OF LAST CHECK WRITTEN
        ---------------------------------------------------------------------------------------------------------


        ------------------------------------
        INVESTMENT ACCOUNTS

        ---------------------------------------------------------------------------------------------------------
                                                DATE OF           TYPE OF        PURCHASE         CURRENT
        BANK, ACCOUNT NAME & NUMBER            PURCHASE          INSTRUMENT       PRICE            VALUE
        ---------------------------------------------------------------------------------------------------------
        7.  N/A
        ---------------------------------------------------------------------------------------------------------
        8.  N/A
        ---------------------------------------------------------------------------------------------------------
        9.  N/A
        ---------------------------------------------------------------------------------------------------------
        10. N/A
        ---------------------------------------------------------------------------------------------------------
        11. TOTAL INVESTMENTS                                                          $0               $0
        ---------------------------------------------------------------------------------------------------------


        ------------------------------------
        CASH


        ----------------------------------------------------------------------------------------------------------
        12. CURRENCY ON HAND                                                                            $0
        ----------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------
        13. TOTAL CASH - END OF MONTH                                                                   $0
        ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

     -----------------------------------------
     CASE NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-6
     -----------------------------------------

     -----------------------------------------
     CASE NUMBER: 400-42069-BJH                     02/13/95, RWD, 2/96
     -----------------------------------------

                                                    MONTH: September 2001
                                                    -----------------------

     -----------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     -----------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------
                                      INSIDERS
     --------------------------------------------------------------------
                                  TYPE OF        AMOUNT     TOTAL PAID
         NAME                     PAYMENT         PAID       TO DATE
     --------------------------------------------------------------------
     1.   N/A
     --------------------------------------------------------------------
     2.   N/A
     --------------------------------------------------------------------
     3.   N/A
     --------------------------------------------------------------------
     4.   N/A
     --------------------------------------------------------------------
     5.   N/A
     --------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                                   $0             $0
     --------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------
                                             PROFESSIONALS
     ---------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                             TOTAL
                            ORDER AUTHORIZING    AMOUNT       AMOUNT             TOTAL PAID           INCURRED
            NAME                PAYMENT         APPROVED       PAID               TO DATE            & UNPAID *
     ---------------------------------------------------------------------------------------------------------------
     1.   N/A
     ---------------------------------------------------------------------------------------------------------------
     2.   N/A
     ---------------------------------------------------------------------------------------------------------------
     3.   N/A
     ---------------------------------------------------------------------------------------------------------------
     4.   N/A
     ---------------------------------------------------------------------------------------------------------------
     5.   N/A
     ---------------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                          $0            $0                   $0                   $0
     ---------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     -----------------------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     -----------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------
                                               SCHEDULED      AMOUNTS
                                                MONTHLY         PAID             TOTAL
                                                PAYMENTS       DURING           UNPAID
              NAME OF CREDITOR                     DUE          MONTH        POSTPETITION
     -----------------------------------------------------------------------------------------
     1.   N/A
     -----------------------------------------------------------------------------------------
     2.   N/A
     -----------------------------------------------------------------------------------------
     3.   N/A
     -----------------------------------------------------------------------------------------
     4.   N/A
     -----------------------------------------------------------------------------------------
     5.   N/A
     -----------------------------------------------------------------------------------------
     6.   TOTAL                                         $0             $0                   $0
     -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    ----------------------------------------------
    CASE  NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-7
    ----------------------------------------------

    ----------------------------------------------
    CASE  NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
    ----------------------------------------------

                                                  MONTH:  September 2001
                                                          ------------------

    ----------------------------------------------
    QUESTIONNAIRE

    ----------------------------------------------------------------------------------
                                                                    YES       NO
    ----------------------------------------------------------------------------------
    1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                X
    ----------------------------------------------------------------------------------
    2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                          X
    ----------------------------------------------------------------------------------
    3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE  FROM RELATED PARTIES?                                   X
    ----------------------------------------------------------------------------------
    4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                              X
    ----------------------------------------------------------------------------------
    5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                              X
    ----------------------------------------------------------------------------------
    6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                        X
    ----------------------------------------------------------------------------------
    7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                           X
    ----------------------------------------------------------------------------------
    8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                    X
    ----------------------------------------------------------------------------------
    9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                          X
    ----------------------------------------------------------------------------------
    10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                         X
    ----------------------------------------------------------------------------------
    11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                   X
    ----------------------------------------------------------------------------------
    12.    ARE ANY WAGE PAYMENTS PAST DUE?                                     X
    ----------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------



    ----------------------------------------------
    INSURANCE

    ------------------------------------------------------------------------
                                                                 YES     NO
    ------------------------------------------------------------------------
    1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                         X
    ------------------------------------------------------------------------
    2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                           X
    ------------------------------------------------------------------------
    3.  PLEASE ITEMIZE POLICIES BELOW.
    ------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    This is a non-operating entity. There are no assets or employees with which to cover with insurance.
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------


    ------------------------------------------------------------------------
                             INSTALLMENT  PAYMENTS
    ------------------------------------------------------------------------
             TYPE OF                                        PAYMENT AMOUNT
             POLICY        CARRIER      PERIOD COVERED       & FREQUENCY
    ------------------------------------------------------------------------
           N/A

    ------------------------------------------------------------------------
           N/A

    ------------------------------------------------------------------------
           N/A

    ------------------------------------------------------------------------
           N/A

    ------------------------------------------------------------------------
           N/A

    ------------------------------------------------------------------------
           N/A

    ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    --------------------------------------------------
    CASE  NAME: Flight One Logistics, Inc.              FOOTNOTES SUPPLEMENT
    --------------------------------------------------

    --------------------------------------------------
    CASE  NUMBER: 400-42069-BJH                            ACCRUAL BASIS
    --------------------------------------------------

                                               MONTH:      September 2001
                                                     ---------------------------


    --------------------------------------------------------------------------------------------------
      ACCRUAL BASIS    LINE
       FORM NUMBER    NUMBER           FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------
          6                       All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------
                                    Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------
                                    Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
       General                    This is a non-operating Company.
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
          4            6          All assessments of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
    --------------------------------------------------------------------------------------------------
                                     are recorded at Inc. and pushed down to Inc.'s subsidiaries
    --------------------------------------------------------------------------------------------------
                                     as deemed necessary.
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------
          3           28          All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items

ACCRUAL BASIS-1                               September 2001


8.    OTHER (ATTACH LIST)               $                 194 Reported
                                        ---------------------
           Intercompany Receivables                       194 Detail
                                        ---------------------
                                                            - Difference